UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2019

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, AZ, 85251

(Address of principal executive offices) (Zip Code)

(480) 840-8100

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Exchange Offers, Consent Solicitations and Separate Consent Solicitations

On December 18, 2019, Taylor Morrison announced that, in the previously announced exchange offers and consent solicitations by its subsidiary, Taylor Morrison Communities, Inc. (“TMCI”), for three series of outstanding senior notes (collectively, the “William Lyon Notes”) issued by William Lyon Homes, Inc. (“William Lyon”), the requisite consents have been received to adopt the proposed amendments (the “Amendments”) to the indentures governing each series of William Lyon Notes (the “William Lyon Indentures”).

As a result, William Lyon, the guarantors of the William Lyon Notes and the trustee under the William Lyon Indentures have executed supplemental indentures (the “Supplemental Indentures”) to the William Lyon Indentures to effect the Amendments. William Lyon is a direct subsidiary of William Lyon Homes (NYSE:WLH) (“Lyon Parent”). As previously disclosed, Taylor Morrison and Lyon Parent have entered into an Agreement and Plan of Merger to provide for a subsidiary of Taylor Morrison to merge with and into Lyon Parent, with Lyon Parent surviving as a wholly owned subsidiary of Taylor Morrison (the “Merger”).

The Amendments will not become operative unless and until (i) TMCI or William Lyon notifies the trustee for the applicable William Lyon Notes that TMCI has delivered to The Depository Trust Company for the holders of such William Lyon Notes the aggregate amount to be paid to such holders as consent payments, upon the terms and subject to the conditions in TMCI’s offering memorandum and consent solicitation statement, dated December 5, 2019 (the “Offering Memorandum”), or TMCI’s separate consent solicitation statement, dated December 5, 2019, as applicable, in respect of the consents validly delivered and not revoked thereunder and (ii) the William Lyon Notes that are validly tendered (and not validly withdrawn) in the Exchange Offers (as defined below) have been accepted for exchange by TMCI in accordance with the terms of the Offering Memorandum.

The consent results are based on (i) early tenders in the offers to exchange (the “Exchange Offers”) any and all outstanding William Lyon Notes for up to $1.09 billion aggregate principal amount of new notes to be issued by TMCI (the “Taylor Morrison Notes”), which tenders are deemed also to constitute the delivery of consents in the related consent solicitations (the “Consent Solicitations”) being made by TMCI on behalf of William Lyon to adopt the Amendments, (ii) deliveries of consents in the Consent Solicitations (without tendering the William Lyon Notes in the Exchange Offers) and (iii) deliveries of consents in the separate solicitations of consents (the “Separate Consent Solicitations”) from holders of William Lyon Notes that are not eligible to participate in the Exchange Offers.

The Exchange Offers and the related Consent Solicitations are being made solely pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated December 5, 2019 in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”). The Exchange Offers will expire at 12:01 a.m., New York City time, on January 6, 2020 (the “Expiration Date”), unless extended or earlier terminated by TMCI.

The Separate Consent Solicitations were made pursuant to the terms and subject to the conditions set forth in a separate consent solicitation statement, dated December 5, 2019 (the “Separate Consent Solicitation Statement”) and the related letter of consent, and are conditioned upon the closing of the Merger and certain other conditions that may be waived by TMCI.

Change of Control Offers

Taylor Morrison further announced the termination of the previously announced change of control offers for the William Lyon Notes by TMCI because the Supplemental Indentures have been executed. If and when the Amendments become operative, the Amendments will remove the requirement to make such change of control offers. All William Lyon Notes validly tendered and not validly withdrawn pursuant to the change of control offers will be returned promptly to the holder thereof in accordance with the change of control notice and offer to purchase of TMCI dated December 5, 2019 and applicable law, and holders will not receive the purchase price for their William Lyon Notes tendered in the change of control offers.

Other Information

On December 18, 2019, Taylor Morrison issued a press release announcing the results of certain of the transactions described above that it commenced on December 5, 2019, a copy which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Neither the press release filed herewith nor this Current Report on Form 8-K constitutes an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

The Taylor Morrison Notes have not been registered with the Securities and Exchange Commission under the Securities Act or any state or foreign securities laws. The Taylor Morrison Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Only persons who certify that they are (i) persons who are “U.S. persons” (as defined in Regulation S) and (a) “qualified institutional buyers” within the meaning of Rule 144A or (b) “accredited investors” (as defined in Regulation D) or (ii) not “U.S. persons” within the meaning of Regulation S and are outside of the United States and who are “non-U.S. qualified offerees” for purposes of applicable securities laws are authorized to receive and review the Offering Memorandum (such holders, “Eligible Holders”). The ability of an Eligible Holder to participate in the Exchange Offers also may be further limited, as set forth under “Eligibility and Transfer Restrictions” in the Offering Memorandum.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 18, 2019, issued by Taylor Morrison Home Corporation.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2019

Taylor Morrison Home Corporation

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President, Chief Legal Officer and Secretary